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                                UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


  Date of report (Date of earliest event reported): September 13, 2004



                              Eastman Kodak Company
             (Exact name of registrant as specified in its charter)



New Jersey                            1-87                 16-0417150
----------------------------------------------------------------------
(State or Other Jurisdiction       (Commission           (IRS Employer
    of Incorporation)             File Number)      Identification No.)


                                343 State Street,
                            Rochester, New York 14650
            (Address of Principal Executive Office) (Zip Code)


      Registrant's telephone number, including area code (585) 724-4000
                                                          -------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-
     2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-
     4(c)under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.05  Costs Associated with Exit or Disposal Activities

On September 13, 2004, Eastman Kodak Company committed to plans to close the manufacturing operations and the wholesale photofinishing lab in Coburg, Australia. Manufacturing operations will cease November 26, 2004 and photofinishing operations will cease October 22, 2004. These actions reflect the Company's plan to deal effectively with the continued worldwide volume decline in traditional photography products driven by the increasing popularity of digital photography in Australia and worldwide.

The manufacturing operations in Coburg, Australia comprise photographic paper sensitizing and finishing, photographic film finishing and photochemical manufacturing. These operations will be consolidated, where necessary, into other existing Kodak manufacturing facilities. Kodak will continue to maintain a significant presence in the Australian consumer and commercial market and will continue to offer a full range of traditional and digital photographic goods and services.

As a result of these actions, the Company will incur restructuring-related charges of approximately $105 million, including accelerated depreciation on the equipment and buildings (through November 26, 2004), employee severance costs and other exit costs of approximately $60 million, $35 million and $10 million, respectively. In addition, the Company will record approximately $5 million in other operational charges. The estimated restructuring-related charges exclude the potential impacts from any pension plan settlement or curtailment gains or losses that may be incurred, as these amounts are not currently determinable.
The severance, other exit costs and other operational charges require the outlay of cash, while the accelerated depreciation represents a non-cash charge.

These actions are a part of the Company's restructuring program that was announced on January 22, 2004. The Company expects that it will continue to consolidate its worldwide manufacturing and overnight photofinishing operations in order to eliminate excess capacity.

Copies of the September 16, 2004 press releases released in Australia and the U.S. related to this action are attached as Exhibits (99.1) and (99.2).



ITEM 9.01  Financial Statements and Exhibits

 (c) Exhibits

 (99.1)  Eastman Kodak Company Australian press release dated
         16 September, 2004 regarding closure of Coburg,
         Australia plant.

 (99.2)  Eastman Kodak Company U.S. press release dated
         September 16, 2004 regarding closure of Coburg,
         Australia plant.

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                            SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        EASTMAN KODAK COMPANY



                                        By: /s/ Richard G. Brown, Jr.
                                        -----------------------------
                                         Richard G. Brown,Jr.
                                         Controller

Date:  September 16, 2004

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                      EASTMAN KODAK COMPANY
                        INDEX TO EXHIBITS

Exhibit No.

(99.1)  Eastman Kodak Company Australian press release dated
        16 September,  2004.

(99.2)  Eastman Kodak Company U.S. press release dated
        September 16,  2004.